Long-Term Investment	12 Months Ended
Dec. 31, 2023
Long-term Investment [Abstract]
Long-Term Investment

Note 7 — Long-term Investment

In May 2021, the Group formed Lion Group (Hangzhou) Investment Limited (“Lion Hangzhou”) and invested RMB 10,000,000 ($1,550,000) to purchase 25% of the equity interest in Hangzhou Qianlan Enterprise Management Partnership (Limited Partnership) (“Qianlan”). Qianlan, a limited partner of Hangzhou Tunlan Hongyi Investment Partnership (Limited Partnership) (“Tunlan Hongyi”), holds 62% of equity interest in Tunlan Hongyi (a private equity fund with total investment of RMB 64,500,000 which invested in Shenzhen Yuhe Chuangzhi Technology Limited Company).

In accordance with ASC 820-10-35-59, investments in certain funds that do not have a readily determinable fair value may qualify for the use of the net asset value (NAV) per share as a practical expedient, if the net asset value per share of the investment is calculated in a manner consistent with the measurement principles of Topic 946 as of the reporting entity’s measurement date. This practical expedient can be applied on an investment-by-investment basis, and it is an accounting policy election and should be applied consistently from period to period, unless a change is preferable. In addition, ASC 321 offers a measurement alternative for equity investments without readily determinable fair values and allows some entities to elect to record these investments at cost, less impairment, adjusted for subsequent price changes in orderly transactions for identical or similar investment of the same issuer. An entity elects the measurement alternative on an investment by investment basis. Once elected, it should be applied to an investment consistently as long as the investment meets the qualifying criteria.

In 2021, Group classified the investment to long term investment and elected to use the NAV per share as a practical expedient. As of December 31, 2022, the Group reassessed that such investment did not qualify for practical expedient anymore and elected to use ASC 321 measurement alternative. For the year ended December 31, 2022 and 2021, no gain or loss related to the long term investment was recognized.

On September 28, 2023, LWL entered into a Share Transfer Agreement with a third party, pursuant to which LWL sold its 100% ownership in Lion Hangzhou for a total cash consideration of $1,500,000. The Group received the sale proceeds in full in October 2023. The Group recorded a gain on sale of approximately $122,000 upon completion of the transaction.